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                                                                   EXHIBIT 10.1

           SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT



         This SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of August 31, 2000, by and between ELTRAX SYSTEMS, INC., a Minnesota corporation (the "Company"), and CEREUS TECHNOLOGY PARTNERS, INC., a Delaware corporation (the "Investor").

                              W I T N E S S E T H:

         WHEREAS, the Company and the Investor have entered into that certain Bridge Loan and Security Agreement dated as of June 14, 2000, as amended by Amendment No. 1 thereto dated as of June 23, 2000, as further amended by Amendment No. 2 thereto dated as of August 31, 2000 (as so amended, the "Loan Agreement;" capitalized terms used but not specifically defined herein shall have the meanings ascribed to such terms in the Loan Agreement), providing, among other things, for the loan by the Investor of up to $10,000,000 in cash pursuant to the terms of the Bridge Loan Note which is attached as Exhibit A to the Loan Agreement and which, under certain circumstances, may be converted into shares the Company's common stock, par value $.01 per share (the "Common Stock");

         WHEREAS, the Loan Agreement further provides that, if that certain Second Amended and Restated Agreement and Plan of Merger dated as of July 27, 2000 by and among the Company, Solemn Acquisition Corporation and the Investor, as the same may be amended (the "Merger Agreement"), is terminated by the Investor under certain circumstances, the Company will deliver to the Investor warrants to purchase shares of the Common Stock pursuant to the terms and conditions of the Warrant Agreement which is attached as Exhibit D to the Loan Agreement;

         WHEREAS, the Company desires to grant to the Investor registration rights with respect to the shares of Common Stock into which the Bridge Loan Note may be converted and for which the Warrant Agreement may be exercised, and the Investor desires to receive such registration rights, all in accordance with the terms of this Agreement; and

         WHEREAS, this Agreement (a) amends and restates that certain Amended and Restated Registration Rights Agreement dated as of June 23, 2000 between the Company and the Investor, and (b) is the Registration Rights Agreement referred to in the Loan Agreement, and the execution and delivery of this Agreement by the Company and the Investor is a condition to the closing of the transactions contemplated by the Loan Agreement;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. REGISTRABLE STOCK. For purposes of this Agreement, the term "Registrable Stock" means all Common Stock into which the Bridge Loan Note has been converted and for which the Warrant Agreement has been exercised, and any Common Stock and other securities of the


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Company that may have been issued to the Investor pursuant to the provisions of
Section 1.2 of the Bridge Loan Note and Sections 7 and 8 of the Warrant
Agreement.

         2.       DEMAND AND FORM S-3 REGISTRATIONS.

                  2A.      REQUEST FOR REGISTRATION.

                           (i)      At any time and from time to time for the
period (the "Demand Period") that is one (1) year after the later to occur of
(x) the date that the Bridge Loan Note is converted, and (y) the date that the Warrant is exercised, the Investor may request an underwritten registration under the Securities Act of 1933, as amended (the "Securities Act"), of all or part (but not less than 100,000 shares) of its Registrable Stock (the "Demand Registration"), subject to the terms and conditions of this Agreement. Any request (a "Registration Request") for the Demand Registration shall specify the approximate number of shares of Registrable Stock requested to be registered (but not less than a majority of the total number of shares of Registrable Stock then outstanding).

                           (ii) Subject to subsection (i) above and paragraph
2F, the Investor will be entitled to request one (1) Demand Registration at any time during the Demand Period.

                           (iii) A registration will not count as the Demand
Registration paid for by the Company (as provided in paragraph 5B) unless the Investor is able to register and sell at least 50% of the Registrable Stock requested to be included in such registration.

                           (iv)     The Company will not include in any Demand
Registration any securities other than shares of Registrable Stock and securities to be registered for offering and sale on behalf of the Company without the prior written consent of the Investor. If the managing underwriter(s) of the offering to be effected pursuant to the Demand Registration advise the Company in writing that in their opinion the number of shares of Registrable Stock and, if permitted hereunder, other securities in such offering, exceeds the number of shares of Registrable Stock and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the Investor, the Company will include in such registration, prior to the inclusion of any securities which are not shares of Registrable Stock, the number of shares of Registrable Stock requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering.

                  2B.      REGISTRATIONS ON FORM S-3. The Company shall use
commercially reasonable efforts to qualify for registration of its securities on Form S-3 or any comparable or successor form or forms ("Form S-3"). After the Company has so qualified, in addition to the rights set forth in paragraph 2A hereof, at any time and from time to time (but subject to the proviso in paragraph 2B(i) hereof) for the period that is one (1) year after the later to occur of (x) the date that the Bridge Loan Note is converted, and (y) the date that the Warrant Agreement is exercised, the Investor may make a Registration Request for registration of not less than 100,000 shares of the Registrable Stock on Form S-3 (the "S-3 Registration"). Such Registration Request shall be in writing and shall state the number of shares of Registrable Stock proposed to be disposed of and the intended method of distribution of such shares by the Investor.


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                           (i)      The Investor will be entitled to require the
Company to file two (2) registration statements on Form S-3; provided, however, that the Investor may not require the Company to file a registration statement on Form S-3 more than once during any calendar year.

                           (ii)     A registration  will not count as the S-3
Registration paid for by the Company (as provided in paragraph 5B) unless the Investor is able to register and sell at least 50% of the Registrable Stock requested to be included in such registration.

                           (iii)    The Company will not include in the S-3
Registration any securities other than shares of Registrable Stock and securities to be registered for offering and sale on behalf of the Company without the prior written consent of the Investor. If the managing underwriter(s), if any, of the offering to be effected pursuant to an S-3 Registration advise the Company in writing that in their opinion the number of shares of Registrable Stock and, if permitted hereunder, other securities in such offering, exceeds the number of shares of Registrable Stock and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the Investor, the Company will include in such registration, prior to the inclusion of any securities which are not shares of Registrable Stock, the number of shares of Registrable Stock requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering.

                  2C.      SELECTION OF UNDERWRITER. The Investor or the holders
of a majority of the then outstanding Registrable Stock proposed to be registered, as the case may be, will have the right to select the managing underwriter or underwriters to manage the offering, subject to the Company's approval, which will not be unreasonably withheld, provided that the managing underwriter or underwriters shall be the firm or firms that managed the Company's most recently completed underwritten public offering of Common Stock unless the Investor or the holders of a majority of the then outstanding Registrable Stock proposed to be registered, as the case may be, shall object to such firm or firms for reasons related to the ability of such firm or firms to effectively manage the offering, and the Company may consent to the selection of such other managing underwriter or underwriters in such event.

                  2D.      DELAYED REGISTRATIONS. Notwithstanding anything in
this Section 2 to the contrary, the Company may delay any Demand Registration or S-3 Registration for a period of not more than sixty (60) days from the date a Registration Request is made upon certification by an executive officer of the Company that such registration might (i) materially interfere with or affect the negotiation or completion of any transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction) at the time the right to delay is exercised, or
(ii) involve initial or continuing disclosure obligations that would not be in the best interests of the Company and its shareholders.

                  2F.      TERMINATION OF REGISTRATION RIGHTS. The Investor's
right to request a Demand Registration, S-3 Registration or Piggyback Registration (as hereinafter defined) shall terminate at such time as the Investor can sell all of the Registrable Stock in accordance with Rule 144(k) under the Securities Act.


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         3.       PIGGYBACK REGISTRATIONS.

                  3A.      RIGHT TO PIGGYBACK. If the Company proposes to
register any of its securities under the Securities Act (other than pursuant to the Demand Registration, an S-3 Registration, a registration on Form S-4, a registration solely in connection with an employee benefit or stock ownership plan or a shelf registration filed under Rule 415(a)(1)(viii) promulgated under the Securities Act) and the registration form to be used may be used for the registration of Registrable Stock, then the Company will give prompt written notice to the Investor of its intention to effect such a registration (the "Piggyback Registration"). Subject to subparagraphs 3B and 3C below, the Company will include in such registration all shares of Registrable Stock which the Investor requests the Company to include in such registration by written notice given to the Company within fifteen (15) days after the date of sending of the Company's notice, subject to the terms and provisions of this Section 3.

                  3B.      PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback
Registration relates to an underwritten public offering of equity securities by the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities proposed to be sold by the Company, (ii) second, any Registrable Stock requested to be included in such registration, pro rata among the holders of such Registrable Stock on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

                  3C.      PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback
Registration relates to an underwritten public offering of equity securities by holders of the Company's securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company will include in such registration (i) first, the Registrable Stock requested to be included in such registration pro rata among the holders of such Registrable Stock on the basis of the number of the Registrable Stock owned by each such holder; and (ii) second, securities other than Registrable Stock.

         4. REGISTRATION PROCEDURES. Whenever the Investor has requested that any Registrable Stock be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Stock in accordance with the intended method of distribution thereof and will, as expeditiously as possible (subject to the terms hereof):

                  (i) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Stock and use its best efforts to cause such registration statement to become effective, provided that before filing a registration statement or prospectus or any amendments or supplements thereto in connection with a Demand Registration or S-3 Registration, as the case may be, the Company will furnish to the counsel selected by the Investor copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;


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                  (ii)     prepare and file with the Securities and Exchange
Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than the reasonable time necessary to permit the Investor to complete the distribution described in such registration statement, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of distribution by the sellers thereof set forth in such registration statement;

                  (iii) furnish to the Investor such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Registrable Stock owned by the Investor;

                  (iv) use its best efforts to register or qualify such Registrable Stock under the securities or blue sky laws of such jurisdictions as the Investor reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Investor to consummate the disposition in such jurisdictions of the Registrable Stock owned by the Investor, provided that the Company will not be required (i) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) to subject itself to taxation in any such jurisdiction or (iii) to consent to general service of process in any such jurisdiction;

                  (v) notify the Investor, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any the Investor, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the Investor, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (vi) use its best efforts to cause all such Registrable Stock to be listed on each securities exchange on which similar securities issued by the Company are then listed and to be qualified for trading on each system on which similar securities issued by the Company are from time to time qualified;

                  (vii) provide a transfer agent and registrar for all such Registrable Stock not later than the effective date of such registration statement and thereafter maintain such a transfer agent and registrar;

                  (viii) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Investor reasonably requests in order to expedite or facilitate the disposition of such Registrable Stock;


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                  (ix)     make available for inspection by any underwriter
participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement;

                  (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                  (xi) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order; and

                  (xii) furnish to the Investor a copy, or upon request, a signed counterpart, addressed to the Investor (and the underwriters, if any) of
(a) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of closing under the underwriting agreement), and (b) a "comfort" letter, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have audited the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants letters delivered to the underwriters in underwritten public offerings of securities and such other matters as the underwriter may reasonably request.

         5.       REGISTRATION EXPENSES.

                  5A.      DEFINITION. The term "Registration Expenses" means
all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities and blue sky laws, printing, messenger and delivery expenses, and fees and expenses of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions, which shall be paid by the selling stockholders out of the proceeds of the offering) and other Persons retained by the Company.

                  5B.      PAYMENT. The Company shall pay the Registration
Expenses in connection with one (1) Demand Registration, or two (2) S-3 Registrations, and any and all Piggyback Registrations. In connection with each Demand Registration, the S-3 Registration


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and each Piggyback Registration, the Company will reimburse the holders of
Registrable Stock covered by such registration for the reasonable fees and disbursements of one counsel chosen by the Investor.

         6.       INDEMNIFICATION.

                  6A.      INDEMNIFICATION BY THE COMPANY. The Company agrees to
indemnify, to the extent permitted by law, the Investor, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's or an underwriter's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder or underwriter with a sufficient number of copies of the same, provided that the obligations of the Company hereunder shall not apply to amounts paid in settlement of any such losses, claims, damages, liabilities or expenses (or actions in respect thereof) if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld). In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Investor unless otherwise provided in the underwriting agreement.

                  6B.      INDEMNIFICATION BY HOLDERS. In connection with any
registration statement in which the Investor is participating, the Investor will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by the Investor and stated to be specifically for use therein, provided that (i) the obligation to indemnify will be limited to the net amount of proceeds received by the Investor from the sale of Registrable Stock pursuant to such registration statement and (ii) the obligations of the Investor hereunder shall not apply to amounts paid in settlement of any such losses, claims, damages, liabilities or expenses (or actions in respect thereof) if such settlement is effected without the consent of the Investor (which consent shall not be unreasonably withheld).

                  6C.      NOTICE; DEFENSE OF CLAIMS. Any Person entitled to
indemnification hereunder will give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification, and such indemnifying party will, upon request of the


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indemnified party, assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who assumes the defense of a claim will not be obligated to pay the fees and expenses of separate counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the written opinion of counsel to the indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which case the indemnified party may retain its own counsel (which counsel will be reasonably satisfactory to the indemnifying party) and the fees and expenses of such counsel will be paid by the indemnifying party.

                  6D.      CONTRIBUTION. If the indemnification provided for in
this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The obligation to contribute will be limited to the amount by which the net amount of proceeds received by the Investor from the sale of Registrable Stock exceeds the amount of losses, liabilities, damages, and expenses which the Investor has otherwise been required to pay by reason of such statements or omissions.

                  6E.      SURVIVAL. The indemnification and contribution
provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

         7. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, provided that the Investor shall not be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding the Investor as are required by the underwriters.


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         8.       MISCELLANEOUS.

                  8A.      NO INCONSISTENT AGREEMENTS. The Company will not
hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Stock in this Agreement.

                  8B.      ADJUSTMENTS AFFECTING REGISTRABLE STOCK. The Company
will not take any action, or permit any change to occur, with respect to its securities for the purpose of materially and adversely affecting the ability of the Investor to include the Registrable Stock in a registration undertaken pursuant to this Agreement.

                  8C.      NOTICES. All notices, requests and other
communications required or permitted under this Agreement (collectively, "notices") shall be in writing and, sent or delivered in one of the manners expressly contemplated in this Section 8C. If mailed, notices must be sent by prepaid first-class mail, certified, return receipt requested, and shall be deemed to have been received on the earlier of the date shown on the receipt or three (3) Business Days after the post-mark date thereof. In addition, notices hereunder may be delivered by hand in which event the notice shall be deemed effective when delivered or by a nationally recognized overnight courier, in which event the notice shall be deemed delivered the first Business Day after it is accepted by the courier for next day delivery. All such notices shall be given to the parties hereto at the following addresses:

                           (a)  If to the Company:

                           Eltrax Systems, Inc.
                           400 Galleria Parkway, Suite 300
                           Atlanta, Georgia 30339
                           Attention:  Chief Executive Officer
                           Telecopier No.:  (678) 589-3570

                           with a required copy to:

                           Jaffe, Raitt, Heuer & Weiss, Professional Corporation One Woodward Avenue
                           Suite 2400
                           Detroit, Michigan  48226
                           Attention:  William E. Sider, Esq.
                           Telecopier No.:  (313) 961-8358



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                           (b)  If to the Investor:

                           Cereus Technology Partners, Inc.
                           1000 Abernathy Road
                           Suite 1000
                           Atlanta, Georgia 30328
                           Attention:  Chief Executive Officer
                           Telecopier No.:  (770) 668-9095

                           with a required copy to:

                           Rogers & Hardin LLP
                           229 Peachtree Street, N.E.
                           2700 International Tower
                           Atlanta, Georgia  30303
                           Attn:  Steven E. Fox, Esq.
                           Telecopier No.:  (404) 525-2224

                  Any party hereto may change the address to which notices shall be directed under this Section by giving written notice of such change to the other parties.

                  8D.      REMEDIES. Any Person having rights under any
provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                  8E.      AMENDMENTS AND WAIVERS. Except as otherwise provided
herein, no waiver, amendment, modification, termination or cancellation of this Agreement, or of any of the terms or conditions hereof, shall be effective unless made in writing signed by the Company and the Investor.

                  8F.      SUCCESSORS AND ASSIGNS. This Agreement, and the
rights and obligations of the Investor hereunder, may be assigned by the Investor to any Person to which shares of Registrable Stock are transferred by the Investor, and such transferee shall be deemed the "Investor" and a holder of the Registrable Stock for purposes of this Agreement, provided that such transferee provides written notice of such assignment to the Company.

                  8G.      SEVERABILITY. The invalidity or unenforceability of
any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  8H.      ENTIRE AGREEMENT. This Agreement, the Loan Documents
and the Merger Agreement embody the entire agreement and understanding between the parties hereto


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with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                  8I.      HEADINGS. The headings of this Agreement are for
convenience only and do not constitute a part of this Agreement.

                  8J.      GOVERNING LAW. The construction, validity and
interpretation of this Agreement will be governed by the internal laws of the State of Georgia, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Georgia or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Georgia.

                  8K.      FURTHER ASSURANCES. Each party to this Agreement
hereby covenants and agrees, without the necessity of any further consideration, to execute and deliver any and all such further documents and take any and all such other actions as may be necessary to appropriate to carry out the intent and purposes of this Agreement and to consummate the transactions contemplated hereby.

                  8L.      COUNTERPARTS. This Agreement may be executed in one
or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document. Copies (whether photostatic, facsimile or otherwise) of signatures hereto shall be deemed to be originals and may be relied on to the same extent as the originals.

                  8M.      LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. If at
any time or from time to time after the date of this Agreement, the Company shall enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms and conditions of which are more favorable than the registration rights granted to the Investor, then the parties hereto agree that the terms and conditions of this Agreement shall be immediately amended, without any further or additional action or notice by the parties hereto, so as to give the Investor registration rights on terms and conditions no less favorable than the terms and conditions of the registration rights granted to such holder or prospective holder. The parties hereto further agree that no single amendment pursuant to this Section 8M will preclude further or additional amendments upon further or additional grants of registration rights by the Company.

                  8N.      RULE 144 REPORTING.  With a view to making available
the benefits of certain rules and regulations of the Securities and Exchange Commission that may permit sale of the Registrable Stock to the public without registration, the Company agrees to use its reasonable efforts to:

                  (i) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

                  (ii) File with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), at any time after it has become subject to such reporting requirements.



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                  (iii)    So long as a holder owns any Registrable Stock,
furnish to the holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a holder of Registrable Stock may reasonably request in availing itself of any rule or regulation of the Securities and Exchange Commission allowing a holder of Registrable Stock to sell any such securities without registration.

         IN WITNESS WHEREOF, this Second Amended and Restated Registration Rights Agreement has been executed and delivered by the duly authorized officers of the parties hereto as of August 31, 2000.

                                         COMPANY:

                                         ELTRAX SYSTEMS, INC.


                                         By:          /s/ William P. O'Reilly
                                            -----------------------------------


                                            Its: Chairman of the Board
                                                 -----------------------------


                                         INVESTOR:

                                         CEREUS TECHNOLOGY PARTNERS, INC.


                                         By:          /s/ Steven A. Odom
                                            -----------------------------------

                                            Its: Chief Executive Officer
                                                 -----------------------------


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